--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                 New Income Fund
--------------------------------------------------------------------------------
                                 May 31, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

New Income Fund

* The bond market environment was favorable for most of your fund's fiscal year ended May 31, although interest rates declined more in the first half than in the second.

* Among high-quality bonds, 30-year Treasury bonds posted the best six-month returns, but corporates also performed well.

* The fund's 6- and 12-month returns of 3.92% and 10.84%, respectively, were in line with its peer group but slightly lower than the Lehman Aggregate Bond Index.

* We focused on income, reducing U.S. Treasury bonds and increasing holdings of corporate bonds as the U.S. economy remained healthy.

*    Our outlook for the bond market is positive, as we see little likelihood of
     a   tighter   monetary   policy   unless   inflationary   pressures   build
     significantly.

Fellow Shareholders

Fixed income investors continued to enjoy solid returns during the six months ended May 31 against a backdrop of declining interest rates and low inflation. Long-term Treasury bonds provided the highest returns, reflecting their extreme sensitivity to interest rate changes, but corporate bonds also performed well as the economy maintained its momentum. Mortgage-backed securities lagged as homeowners took advantage of attractive mortgage rates to refinance their loans.

     [Interest Rate Levels - a 3-line chart showing the 30-year Treasury Bond, 5- year Treasury Note and 1-year Treasury Bill yields from to 11/30/97 to 5/31/98.]

Market Environment

     Interest rates fell approximately one percentage point over the past year, with about one-quarter of the move occurring in the past six months. In recent months, long-term rates declined more than short-term, causing the yield curve to flatten. For instance, a year ago, the 30-year Treasury bond yield of 6.99% was 113 basis points higher than the one-year Treasury bill yield, but on May 31 the difference was only 40 basis points (100 basis points equal one percent). This means that any move to long maturities in the U.S. government market now brings a relatively small pickup in income.

     The performance of mortgage-backed securities was hindered by a sharp increase in prepayments, reflected in the new high reached by the Mortgage Bankers Association Refinancing Index in January. Rising property values, a strong housing market, and attractive interest rates inspired many homeowners to change the terms of their mortgages and perhaps their addresses, also.

     The economy's consistent strength and momentum in recent years resulted in some credit trends that interested us as portfolio managers. In particular, credit rating agencies issued far more upgrades than downgrades for corporate bonds in the BBB and BB+ sectors, which straddle the line between investment grade (BBB) and noninvestment grade (BB). Prices of upgraded bonds rise as their yields adjust lower. As you know, your fund's investment program was recently amended to allow purchases of such "split-rated" bonds (up to 15% of total assets), and we began to take advantage of that increased flexibility.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 5/31/98                         6 Months           12 Months
--------------------------------------------------------------------------------
New Income Fund                                  3.92%              10.84%
Lehman Aggregate Bond Index                      4.09               10.91
Lipper Average of Corporate
Bond Funds A-Rated                               3.93               10.85
================================================================================

Performance Review

     Your fund provided solid returns for both the 6- and 12-month periods that were in line with its Lipper peer group average. Returns were slightly lower than those of the benchmark Lehman index, due in part to the greater exposure of the index to long Treasury securities, which performed well. The fund's income return was boosted in both periods by appreciation, as the share price rose from $8.77 to $9.09 over the 12 months, but most of the gain belonged to the first half of the fiscal year-June through November.

Strategy

     The overall aim of our portfolio adjustments during the period was to lay the groundwork for higher income in future months. Not only is this consistent with the fund's goal as prescribed in the prospectus, but income has the advantage of always contributing positively to total return. Toward this end, we analyzed credit trends across a number of U.S. and foreign markets in search of securities that fit our investment program but offered a yield advantage. This led us to so-called Yankee bonds, which are issued by foreign companies but are denominated in U.S. dollars and traded in the U.S. These bonds, representing 10 countries and a variety of industries, composed almost 15% of the portfolio at the close of the period and are included in the "corporate bond" section of the Security Diversification chart. We also took advantage of our new ability to buy some corporate bonds that may carry both investment-grade and noninvestment-grade ratings. As a result of this strategy, our holdings of corporate bonds and asset-backed securities rose to 64% from 41% six months ago.

     [A pie chart "Security Diversification" showing U.S. government and agencies, 8%; mortgage-backed securities 27%; corporate bonds 64%, Other and reserves 1%.]

     We trimmed but otherwise maintained a significant commitment to mortgage-backed securities because they offer high income and also high credit quality. Our holdings here are issued by Ginnie Mae (GNMA), which is an agency of the Department of Housing and Urban Development, and by the U.S. government-sponsored agencies, Fannie Mae and Freddie Mac. Within this universe, we look for securities backed by mortgages that should be less likely to be prepaid, such as those over two years old or with low balances. We also purchased CMOs (collateralized mortgage obligations) and asset-backed securities that are structured so that they are protected from prepayments and still offer attractive yields. And last, we largely eliminated our holdings of longer-term Treasuries to redeploy the assets in higher-yielding corporates. Our holdings of Tennessee Valley Authority securities and Fannie Mae debentures provide much the same liquidity and high quality as Treasuries, but also higher income.

Outlook

     The economy remains in good shape. GDP was strong for the first quarter, and unemployment is at an 18-year low of 4.3%. However, inventories are building up, and we expect a slowing of growth in the second quarter. Asia's problems are starting to affect the domestic market and should remain an issue for at least the next two quarters, preventing our own economy from overheating and forestalling a tightening of monetary policy by the Federal Reserve.

     We expect stable interest rates but with a slightly downward drift as inflation remains in check. In this environment, we believe mortgage prepayments will remain fairly high but feel comfortable with our current strategy of holding mortgage securities with some protection against prepayments. We will continue to make use of our extensive in-house research resources to find debt securities that will help us provide a high level of income while maintaining the fund's overall investment-grade credit quality.

     For the past year, bond investors and your fund have benefited from the appreciation that accompanies falling rates. While we may see some more of this, we believe returns in the coming months may be driven primarily by income and, therefore, may be more modest than those of the past year.

Respectfully submitted,

/s/

Peter Van Dyke
President and Chairman of the Investment Advisory Committee
June 19, 1998

T. Rowe Price New Income Fund
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                           11/30/97      5/31/98
--------------------------------------------------------------------------------

Price Per Share                                          $9.06          $9.09
Dividends Per Share
     For 6 months                                         0.29           0.28
     For 12 months                                        0.58           0.57
Dividend Yield *
     For 6 months                                         6.53%          6.25%
     For 12 months                                        6.72           6.49
Weighted Average Maturity (years)                        12.2           14.4
Weighted Average Effective Duration (years)               5.4            5.9
Weighted Average Quality **                                AA             A+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price New Income Fund
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
SECTOR Diversification

                                                     Percent of      Percent of
                                                     Net Assets      Net Assets
                                                       11/30/97         5/31/98
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                   35%            27%
Banking                                                      12             16
Finance and Credit                                            7              7
Fannie Mae-Debenture                                          -              6
Asset-Backed                                                  -              6
Industrial                                                    1              4
Petroleum                                                     -              3
Insurance                                                     2              3
Investment Dealers                                            2              3
Cable Operators                                               2              3
Entertainment and Leisure                                     -              2
Building and Real Estate                                      1              2
Media and Communications                                      -              2
Savings and Loan                                              -              2
All Other                                                    35             14
Other Assets Less Liabilities                                 3              -
--------------------------------------------------------------------------------
Total                                                       100%           100%
================================================================================

T. Rowe Price New Income Fund
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[New Income Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 5/31/98                1 Year     3 Years     5 Years     10 Years
New Income Fund                      10.84%       7.37%       6.88%        8.47%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price New Income Fund
====================================================================================================================================
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                   Year                                                    3 Months++         Year
                                                  Ended                                                       Ended          Ended
                                                5/31/98        5/31/97        5/31/96        5/31/95        5/31/94        2/28/94
NET ASSET VALUE
Beginning of period ......................    $    8.77      $    8.70      $    8.97      $    8.65      $    9.12      $    9.24
Investment activities
      Net investment income ..............         0.57           0.58           0.60           0.58           0.14           0.54
      Net realized and
      unrealized gain (loss) .............         0.36           0.07          (0.27)          0.34          (0.40)         (0.05)
      Total from
      investment activities ..............         0.93           0.65           0.33           0.92          (0.26)          0.49
Distributions
      Net investment income ..............        (0.57)         (0.58)         (0.60)         (0.58)         (0.14)         (0.54)
      Net realized gain ..................        (0.04)            --             --          (0.02)         (0.07)         (0.07)
      Total distributions ................        (0.61)         (0.58)         (0.60)         (0.60)         (0.21)         (0.61)
NET ASSET VALUE
End of period ............................    $    9.09      $    8.77      $    8.70      $    8.97      $    8.65      $    9.12
Ratios/Supplemental Data
Total return^ ............................        10.84%          7.70%          3.70%         11.13%         (2.84)%         5.36%
Ratio of expenses to
average net assets .......................         0.71%          0.74%          0.75%          0.78%          0.80%+         0.82%
Ratio of net investment
income to average
net assets ...............................         6.31%          6.65%          6.66%          6.95%          6.43%+         5.77%
Portfolio turnover rate ..................        147.3%          87.1%          35.5%          54.1%          91.5%+         58.3%
Net assets, end of period
(in millions) ............................    $   2,076      $   1,711      $   1,634      $   1,566      $   1,375      $   1,458

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
+    Annualized.
++   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
================================================================================
                                                                    May 31, 1998

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                            Par/Shares     Value
                                                                    In thousands

CORPORATE BONDS AND NOTES  58.6%
Automobiles and Related  0.7%
Hertz, 7.00%, 1/15/28 .......................................  $15,000   $14,860
                                                                          14,860

Banking  15.9%
Ahmanson Capital Trust I, Cap. Securities, (144a)
                8.36%, 12/1/26 ..............................   10,000    11,010
Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02 .......   10,000     9,757
Banco Latinoamericano, (144a), 6.69%, 12/23/99 ..............   10,000    10,029
Banco Santiago, Sub. Notes, 7.00%, 7/18/07 ..................   10,000     9,764
Bank of Boston Capital Trust, Gtd. Notes, 8.25%, 12/15/26 ...   30,000    32,608
Bank of Oklahoma, 7.125%, 8/15/07 ...........................   12,000    12,606
Bank United, 8.875%, 5/1/07 .................................   15,000    16,415
Bankboston, Sub. Notes, 6.50%, 12/19/07 .....................    6,500     6,502
Banque Parabas, Sub. Notes, 6.875%, 3/1/09 ..................   15,000    15,153
Capital One Bank, Sr. Notes, 6.70%, 5/15/08 .................   20,000    20,003
Den Danske Bank, (144a), VR, 7.40%, 6/15/10 .................   10,000    10,593
FCNCB Capital Trust I, Gtd. Cap. Securities, (144a)
                8.05%, 3/1/28 ...............................   12,000    12,343
First Empire Capital Trust I, Gtd. Bonds, 8.234%, 2/1/27 ....   10,000    10,935
Hubco Capital Trust I, 8.98%, 2/1/27 ........................    7,000     7,787
IBJ Preferred Capital, (144a), 8.79%, 6/30/08 ...............   22,000    19,494
Mason Dixon Bancshares, Sr. Notes, 7.48%, 4/23/08+ ..........   20,000    19,962
MBNA Capital I, 8.278%, 12/1/26 .............................   15,000    15,931
Mercantile Bankshares, Sr. Notes, (144a), 6.13%, 7/15/98+ ...    5,000     4,999
Merita Bank, Non-Cum. Step-Up Perpetual Cap. Securities
                7.15%, 9/11/02 ..............................   11,000    11,156
Riggs National, 9.65%, 6/15/09 ..............................   10,000    12,051
SB Treasury, (144a), 9.40%, 6/30/08 .........................   18,000    17,580
Skandinaviska Enskilda Banken
        Step-Up Perpetual Sub. Notes, (144a)
                6.50%, 12/4/03 ..............................   19,500    19,451
                8.125%, 9/6/06 ..............................   10,000    10,787
Societe Generale, Step-Up Perpetual Sub. Notes, (144a)
                7.85%, 4/30/07 ..............................   13,000    13,551
                                                                         330,467

Beverages  1.1%
Embotelladora Andina, 7.00%, 10/1/07 ........................  $10,000   $ 9,826
Panamerican Beverages, Sr. Notes, (144a), 7.25%, 7/1/09 .....   13,000    12,993
                                                                          22,819

Building Products  1.1%
Owens Corning, 7.70%, 5/1/08 ................................   23,000    23,382
                                                                          23,382

Building and Real Estate  2.2%
BRE Properties, 7.125%, 2/15/13 .............................   10,000     9,950
Hospitality Properties Trust, Sr. Notes, 7.00%, 3/1/08 ......   10,000     9,932
Simon Debartolo Group, 7.00%, 7/15/09 .......................   10,000    10,031
Spieker Properties, 7.125%, 7/1/09 ..........................   14,700    14,999
                                                                          44,912

Cable Operators  2.9%
Clear Channel, Deb., 7.25%, 10/15/27 ........................   20,000    20,528
Comcast Cable Communications, 8.375%, 5/1/07 ................   20,000    22,204
Cox Enterprises, 7.375%, 7/15/27 ............................   17,000    18,205
                                                                          60,937

Conglomerates  1.0%
Harcourt General, Sr. Deb., 7.20%, 8/1/27 ...................   20,000    20,106
                                                                          20,106

Container  1.0%
Owens Illinois, Sr. Notes, 7.35%, 5/15/08 ...................   20,000    20,175
                                                                          20,175

Electric Utilities  0.9%
Montana Power, 1st Mtg. Bonds, 8.25%, 2/1/07 ................    5,000     5,587
Western Resources, 1st Mtg. Bonds, 6.875%, 8/1/04 ...........   12,000    12,246
                                                                          17,833

Entertainment and Leisure  2.5%
Royal Caribbean Cruises, Sr. Notes, 6.75%, 3/15/08 ..........   20,000    19,933
Viacom, Sr. Notes, 7.75%, 6/1/05 ............................   30,000    31,872
                                                                          51,805

Finance and Credit  6.5%
CIT Capital Trust I, Gtd. Cap. Securities, 7.70%, 2/15/27 ... 10,000 10,786 Contifinancial
        Sr. Notes
                7.50%, 3/15/02 ..............................   20,000    20,002
                8.125%, 4/1/08 ..............................    9,300     9,466
Fairfax Financial Holdings, 8.25%, 10/1/15 ..................   12,760    14,178
Hutchison Whampoa Finance, (144a), 6.95%, 8/1/07 ............  $18,000  $ 16,720
Jefferson Pilot Capital Trust, (144a), 8.14%, 1/15/46 .......   10,000    10,790
MCN Financing, Gtd. Notes, (144a), 6.305%, 6/1/37 ...........   15,000    15,026
Safeco Capital Trust I, 8.072%, 7/15/37 .....................   15,000    15,867
Trenwick Capital Trust I, Cap. Securities, 8.82%, 2/1/37 ....   10,500    11,582
Zurich Capital Trust, (144a), 8.376%, 6/1/37 ................   10,000    11,052
                                                                         135,469

Food Processing  1.0%
Flowers Industries, 7.15%, 4/15/28 ..........................   20,000    20,232
                                                                          20,232

Food and Tobacco  0.8%
Philip Morris, 7.65%, 7/1/08 ................................   15,000    15,987
                                                                          15,987

Health Care  1.0%
Beckman Instruments, Sr. Notes, (144a), 7.45%, 3/4/08 .......   20,000    20,217
                                                                          20,217

Industrials  3.5%
Celulosa Arauco Y Constitucion, (144a), 7.20%, 9/15/09 ......   12,500    12,208
Oracle, Sr. Notes, 6.91%, 2/15/07 ...........................   10,000    10,229
WMX Tecnologies, Step-Up Notes, 8.00%, 4/30/04 ..............   10,000    10,691
YPF Sociedad Anonima
                7.25%, 3/15/03 ..............................   20,000    19,756
                7.75%, 8/27/07 ..............................   20,000    20,514
                                                                          73,398

Insurance  3.3%
Hartford Life, 6.90%, 6/15/04 ...............................   14,850    15,333
Liberty Mutual Insurance, (144a), 8.20%, 5/4/07 .............   12,000    13,449
Metropolitan Life Insurance, (144a), 7.80%, 11/1/25 .........   16,850    18,715
Provident, Sr. Notes, 7.25%, 3/15/28 ........................   20,000    20,454
                                                                          67,951

Investment Dealers  3.2%
Goldman Sachs Group, (144a), 6.625%, 12/1/04 ................   10,000    10,043
Jefferies Group, Sr. Notes, 7.50%, 8/15/07 ..................   10,000    10,400
Paine Webber Group
        MTN
                6.64%, 4/14/10 ..............................   25,000    24,875
                6.72%, 4/1/08 ...............................   20,000    20,307
                                                                          65,625

Media and Communications  1.8%
News America, (144a), 6.75%, 1/9/38 .........................  $25,500   $25,315
Time Warner, Sr. Notes, 9.125%, 1/15/13 .....................   10,000    12,157
                                                                          37,472

Oil Field Services  1.0%
R & B Falcon, Sr. Notes, (144a), 6.95%, 4/15/08 .............   20,000    19,918
                                                                          19,918

Petroleum  3.4%
PDV America, 7.875%, 8/1/03 .................................   10,000    10,410
PDVSA Finance, (144a), 7.50%, 11/15/28 ......................   20,000    20,094
Union Texas Petroleum, 7.00%, 4/15/08 .......................   20,000    20,779
Woodside Finance, (144a), 6.60%, 4/15/08 ....................   20,000    19,798
                                                                          71,081

Savings and Loan  1.6%
CENFED Financial, Sr. Deb., (144a), 11.17%, 12/15/01 ........    5,000     5,688
Greenpoint Capital Trust I, Gtd. Notes, 9.10%, 6/1/27 .......   25,000    28,064
                                                                          33,752

Specialty Chemicals  1.0%
Sociedad Quimira Y Minera, LCP, (144a), 7.70%, 9/15/06 ......   20,000    20,738
                                                                          20,738

Telephone  1.2%
MCI Communications, Sr. Notes, 6.50%, 4/15/10 ...............   10,000     9,929
Worldcom, 7.75%, 4/1/07 .....................................   15,000    16,202
                                                                          26,131
Total Corporate Bonds and Notes (Cost $1,198,429) ...........          1,215,267


ASSET-BACKED SECURITIES  5.7%
Auto-Backed  0.0%
Premier Auto Trust, 4.22%, 3/2/99 ...........................      274       273
                                                                             273

Credit Card-Backed  1.0%
Capital One Master Trust, 6.356%, 6/15/11 ...................   20,000    20,118
                                                                          20,118

Financial  1.0%
Saxon Asset Security Trust, 6.52%, 11/25/27 .................   20,000    19,984
                                                                          19,984

Home Equity Loans-Backed  3.1%
FURST Home Equity Loan Trust, 7.77%, 9/25/27 ................    5,300     5,595
GE Capital Mortgage Services, 6.465%, 6/25/28 ...............  $14,207   $14,384
Money Store Home Equity Trust
                6.985%, 10/15/16 ............................    6,000     6,114
                7.91%, 5/15/24 ..............................   13,159    13,690
UCFC Home Equity Loan Trust
                7.18%, 2/15/25 ..............................    7,000     7,167
                7.22%, 6/15/28 ..............................   11,400    11,770
                7.325%, 1/10/27 .............................    5,000     5,066
                                                                          63,786

Receivables-Backed  0.4%
Green Tree Financial, Sr. Sub. Certificates, 6.87%, 1/15/29..    8,655     8,885
                                                                           8,885

Whole Loans-Backed  0.2%
Amresco Residential Securities, 6.745%, 3/25/28 .............    4,850     4,850
                                                                           4,850
Total Asset-Backed Securities (Cost $117,584) ...............            117,896

PREFERRED STOCKS  0.6%
Banking  0.2%
Silicon Valley Bancshares ...................................      120     2,970
                                                                           2,970

Financial  0.4%
Pinto Totta International Finance, (144a), (Series A) .......        9     8,828
                                                                           8,828
Total Preferred Stocks (Cost $11,725) .......................             11,798


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  26.5%
U.S. Government Agency Asset-Backed  0.7%
Federal Home Loan Mortgage, REMIC
        Government National Mortgage Assn. Collateral
                5.15%, 8/25/12 ..............................    5,267     5,237
Federal National Mortgage Assn., REMIC, 7.50%, 8/17/17 ......    8,946     9,385
                                                                          14,622

U.S. Government Agency Obligations  7.7%
Federal Home Loan Mortgage
                6.50%, 11/1/04 - 6/1/24 .....................   10,094    10,093
                7.00%, 2/1/24 - 6/1/25 ......................    5,028     5,116
Federal Home Loan Mortgage
                7.50%, 3/1 - 6/1/24 .........................  $ 7,678  $  7,894
                8.00%, 6/1/08 ...............................       76        78
                9.00%, 3/1/21 - 5/1/22 ......................    5,163     5,508
                9.75%, 12/1/17 ..............................    1,728     1,886
                10.50%, 2/1/01 - 8/1/20 .....................      760       842
                11.00%, 5/1/11 - 7/1/20 .....................      392       444
                11.50%, 6/1/01 ..............................        2         3
        REMIC
                5.50%, 10/15/20 .............................    5,000     4,883
                6.00%, 5/15/16 ..............................    3,362     3,356
                6.50%, 7/15/11 - 6/15/23 ....................   31,663    32,007
                7.00%, 8/15/09 - 9/15/24 ....................   40,600    41,117
                7.50%, 2/15/06 ..............................    1,159     1,164
Federal National Mortgage Assn ..............................
                6.00%, 3/1 - 5/1/28 .........................   35,855    34,794
                8.75%, 3/1/10 ...............................       11        12
                10.50%, 7/1/09 - 4/1/22 .....................    1,717     1,895
        REMIC, 8.00%, 11/25/24 ..............................    8,233     8,761
                                                                         159,853

U.S. Government Guaranteed Obligations  18.1%
Government National Mortgage Assn ...........................
        I
                6.50%, 4/15/23 - 1/15/28 ....................   56,051    55,944
                7.00%, 4/15/22 - 1/15/28 ....................  118,580   120,647
                7.50%, 8/15/16 - 9/15/27 ....................   21,276    22,015
                8.00%, 7/15/16 - 10/15/27 ...................   51,919    54,335
                8.50%, 9/15/16 - 7/15/23 ....................   12,682    13,488
                9.00%, 1/15/09 - 1/15/23 ....................    7,733     8,339
                9.50%, 6/15/09 - 3/15/25 ....................   46,026    50,129
                11.00%, 12/15/09 - 1/15/21 ..................   13,726    15,541
                11.50%, 3/15/10 - 10/15/15 ..................    1,938     2,222
        II
                7.00%, 12/20/23 - 5/20/28 ...................   25,023    25,279
                8.50%, 9/20/26 ..............................      105       111
                9.00%, 6/20/16 - 5/20/22 ....................    5,494     5,886
        GPM, I, 10.25%, 2/15/16 - 11/15/20 ..................    2,076     2,285
                                                                         376,221
Total U.S. Government Mortgage-Backed Securities (Cost $538,183)        550,696


U.S. GOVERNMENT OBLIGATIONS  8.4%
U.S. Government Agency Obligations  7.4%
Federal National Mortgage Assn ..............................
                5.625%, 3/15/01 .............................  $35,000  $ 34,918
                5.75%, 2/15/08 ..............................   95,000    93,946
Tennessee Valley Auth .......................................
                5.88%, 4/1/36 ...............................   20,000    20,822
                6.235%, 7/15/45 .............................    4,434     4,628
                                                                         154,314

U.S. Treasury Obligations  1.0%
U.S. Treasury Inflation-Indexed Notes, 3.375%, 1/15/07 ......   20,358    19,748
                                                                          19,748
Total U.S. Government Obligations (Cost  $174,096) ..........            174,062


MONEY MARKET FUNDS  0.4%
Reserve Investment Fund, 5.67% # ............................    9,308     9,308
Total Money Market Funds (Cost  $9,308) .....................              9,308

Total Investments in Securities
100.2% of Net Assets (Cost  $2,049,325) .....................         $2,079,027


Other Assets Less Liabilities ...............................            (3,437)

NET ASSETS ..................................................         $2,075,590

Net Assets Consist of:
Accumulated net investment income -
net of distributions ........................................             $2,809
Accumulated net realized gain/loss -
net of distributions ........................................             36,660
Net unrealized gain (loss) ..................................             29,702
Paid-in-capital applicable to 228,218,118
shares of $1.00 par value capital stock
outstanding; 300,000,000 shares authorized ..................          2,006,419

NET ASSETS ..................................................         $2,075,590

NET ASSET VALUE PER SHARE ...................................         $     9.09

+      Private Placement
#      Seven-day yield
GPM    Graduated Payment Mortgage
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
VR     Variable Rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers total of such securities at period-end amounts to 19.3% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
================================================================================

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                         5/31/98
Investment Income
Interest and dividend income ....................................        134,123
Expenses
      Investment management .....................................          9,047
      Shareholder servicing .....................................          3,862
      Custody and accounting ....................................            304
      Prospectus and shareholder reports ........................            158
      Registration ..............................................            125
      Legal and audit ...........................................             26
      Directors .................................................             20
      Miscellaneous .............................................             18
      Total expenses ............................................         13,560
Net investment income ...........................................        120,563
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
      Securities ................................................         51,704
      Futures ...................................................            249
      Net realized gain (loss) ..................................         51,953
Change in net unrealized gain or loss on securities .............         22,374
Net realized and unrealized gain (loss) .........................         74,327
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $194,890

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
================================================================================

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                               Year
                                                              Ended
                                                            5/31/98      5/31/97
Increase (Decrease) in Net Assets
Operations
      Net investment income ...........................  $  120,563  $  111,049
      Net realized gain (loss) ........................      51,953       4,730
      Change in net unrealized gain or loss ...........      22,374       6,965
      Increase (decrease) in net assets from operations     194,890     122,744
Distributions to shareholders
      Net investment income ...........................    (120,455)   (111,027)
      Net realized gain ...............................      (8,527)         --
      Decrease in net assets from distributions .......    (128,982)   (111,027)
Capital share transactions *
      Shares sold .....................................     525,602     323,914
      Distributions reinvested ........................      79,742      71,848
      Shares redeemed .................................    (306,392)   (331,111)
      Increase (decrease) in net assets from capital
      share transactions ..............................     298,952      64,651
Net Assets
Increase (decrease) during period .....................     364,860      76,368
Beginning of period ...................................   1,710,730   1,634,362
End of period .........................................  $2,075,590  $1,710,730
*Share information
          Shares sold .................................      58,292      36,821
          Distributions reinvested ....................       8,829       8,164
          Shares redeemed .............................     (33,981)    (37,672)
          Increase (decrease) in shares outstanding ...      33,140       7,313

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
================================================================================
                                                                    May 31, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

       Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

       Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

       SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At May 31, 1998, the value of loaned securities was $9,617,000; aggregate collateral consisted of $10,033,000 in the securities lending collateral pool.

       OTHER Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,660,804,000 and $751,781,000, respectively, for the year ended May 31, 1998. Purchases and sales of U.S. government securities aggregated $1,491,287,000 and $1,933,645,000, respectively, for the year ended May 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

       At May 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,049,325,000, and net unrealized gain aggregated $29,702,000, of which $35,068,000 related to appreciated investments and $5,366,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $823,000 was payable at May 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,216,000 for the year ended May 31, 1998, of which $181,000 was payable at period-end.

       Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 34.3% of the outstanding shares of the New Income Fund at May 31, 1998. For the year then ended, the fund was allocated $1,371,000 of Spectrum expenses, $132,000 of which was payable at period-end.

       The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1998, totaled $2,572,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price New Income Fund
================================================================================

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE NEW INCOME FUND, INC.

       In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New Income Fund, Inc. (the "Fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 17, 1998

T. Rowe Price New Income Fund
================================================================================

================================================================================
Tax Information (Unaudited) for the Tax Year Ended 5/31/98
--------------------------------------------------------------------------------

       We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

       The  fund's  distributions  to  shareholders   included  $8,527,000  from
long-term capital gains; of which $2,220,000 was subject to the 20% rate gains category.

       For corporate shareholders, $1,144,000 of the fund's distributed income qualified for the dividends-received deduction.
================================================================================

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

       KNOWLEDGEABLE SERVICE REPRESENTATIVES

       BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

       IN PERSON Available in T. Rowe Price Investor Centers.

       ACCOUNT SERVICES

       CHECKING Available on most fixed income funds ($500 minimum).

       AUTOMATIC INVESTING From your bank account or paycheck.

       AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

       DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

       AUTOMATED 24-HOUR SERVICES Including Tele*Access [Registration Mark] and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

       DISCOUNT BROKERAGE*

       INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

       INVESTMENT INFORMATION

       COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

       SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

       T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

       PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

       INSIGHTS Educational reports on investment strategies and financial markets.

       INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying
       Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*      A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION  MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New Income Fund [Registration Mark].

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F43-051  5/31/98